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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 27, 2005

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31447                              74-0694415
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                        77002
           (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-3187                               22-3865106
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)

                    1111 LOUISIANA
                    HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01       OTHER EVENTS.

         On June 27, 2005, CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston"), the electric transmission and distribution subsidiary of CenterPoint Energy, Inc., accepted an ordinance granting CenterPoint Houston a new 30-year franchise to use the public rights-of-way to conduct its business in the City of Houston (the "New Franchise Ordinance"). The New Franchise Ordinance is scheduled to take effect on July 1, 2005, and replaces the current electricity franchise ordinance, which has been in effect since 1957. The New Franchise Ordinance clarifies certain operational obligations of CenterPoint Houston and the City of Houston and provides for streamlined payment and audit procedures and a two year statute of limitations on claims for underpayment or overpayment under the ordinance. For the twelve-month period beginning July 1, 2005, the annual franchise fee under the New Franchise Ordinance will include a base amount of $88.1 million ("Base Amount") and an additional payment of $8.5 million ("Additional Amount"). The Base Amount and the Additional Amount will be adjusted annually based on the annual increase or decrease in kWh delivered by CenterPoint Houston within the City of Houston. The New Franchise Ordinance requires the City of Houston to modify CenterPoint Houston's tariff to allow CenterPoint Houston to recover the Additional Amount from retail electric providers serving end-use retail electric customers within the City of Houston boundaries. Under the current electricity franchise ordinance, CenterPoint Houston paid annual franchise fees of $76.6 million to the City of Houston for the year ended December 31, 2004.

                  CenterPoint Houston will begin paying the new annual franchise fees on July 1, 2005. Pursuant to the New Franchise Ordinance, CenterPoint Houston retains the right to recover from the City of Houston any portion of the Additional Amount paid (or to refuse to pay any portion not yet paid) for which CenterPoint Houston is denied recovery by any regulatory authority. Additionally, the New Franchise Ordinance provides that the annual franchise fee will be reduced to reflect any portion of the annual franchise fee that is not included in CenterPoint Houston's base rates in its next general rate case.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY, INC.



Date:  July 1, 2005                    By:      /s/ James S. Brian
                                           ------------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



Date:  July 1, 2005                    By:      /s/ James S. Brian
                                          -------------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer